UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 6, 2012

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.

The Quarterly Report on Form 10-Q for the three month period ended September 30, 2012 that Energy Future Holdings Corp. (“EFH Corp.”) filed on October 30, 2012 (the “EFH Corp. Form 10-Q”) includes disclosure regarding certain income tax matters. In response to various questions from investors with respect to this disclosure, we are filing this Current Report on Form 8-K to provide the following additional information, which should be read in conjunction with the EFH Corp. Form 10-Q:

EFH Corp. files a U.S. federal income tax return that includes the results of Energy Future Competitive Holdings Company (“EFCH”), Energy Future Intermediate Holding Company LLC (“EFIH”), Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”) and Texas Competitive Electric Holdings Company LLC (“TCEH”). Each of EFIH, Oncor Holdings and TCEH is classified as a disregarded entity for U.S. federal income tax purposes. EFH Corp. and EFCH are two of the corporate members of the EFH Corp. consolidated group. Oncor Electric Delivery Company LLC (“Oncor”) is a partnership for U.S. federal income tax purposes and is not a corporate member of the EFH Corp. consolidated group.

Pursuant to applicable Treasury regulations and published guidance of the Internal Revenue Service, corporations that are members of a consolidated group have joint and several liability for the taxes of such group. EFH Corp. and its subsidiaries (including EFCH, EFIH, and TCEH, but not including Oncor Holdings and Oncor), are bound by a Federal and State Income Tax Allocation Agreement (filed as Exhibit 10(b) to the EFH Corp. Form 10-Q), which provides, among other things, that any corporate member or disregarded entity in the group is required to make payments to EFH Corp. in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. Oncor Holdings and Oncor are parties to a separate tax sharing agreement (filed as Exhibit 10(b) to EFH Corp.’s Form 10-Q for the three month period ended September 30, 2008 filed by EFH Corp. on November 6, 2008), which governs the computation of federal income tax liability between EFH Corp., on one hand, and Oncor Holdings, Oncor and the other ring-fenced entities, on the other hand, and similarly provides, among other things, that a disregarded entity is required to make payments to EFH Corp. in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. The excess loss account and deferred intercompany gain described in the EFH Corp. Form 10-Q were created in connection with financing transactions and internal restructurings that involved TCEH and its assets but not EFIH or Oncor Holdings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ STAN J. SZLAUDERBACH
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ STAN J. SZLAUDERBACH
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ STAN J. SZLAUDERBACH
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

Dated: November 6, 2012